Supplement dated May 7, 2019
to the Flexible Premium Variable Annuity
VAROOM and VAROOM II Prospectuses, each dated May 1, 2019,
Issued by Integrity Life Insurance Company
through its Separate Account I

This is a supplement to the VAROOM prospectuses identified above. This supplement describes changes to ETFs that are available for purchase through Subaccounts of your VAROOM variable annuity. Please retain this supplement for future reference.

In Part 1 – Fees and Expense Tables and Summary of Contract, in the section titled “Total Annual Fund Operating Expenses,” the fee and expense information related to the Vanguard Large-Cap Index Fund, Vanguard Total Bond Market Index Fund, and Vanguard Developed Markets Index Fund (each, a “Fund” and, together, the “Funds”) is replaced with the following current fee and expense information for the Funds:

Total Annual Fund Operating Expenses
Gross annual Fund expenses1 as a percentage of average net assets in the Fund:

Fund	Management Fees	12b-1 Fee	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Gross Expenses
Equity Subaccounts:
Vanguard Large-Cap Index Fund, ETF Shares	0.03%	0.00%	0.01%	0.00%	0.04%
Fixed Income Subaccounts:
Vanguard Total Bond Market Index Fund, ETF Shares	0.025%	0.00%	0.01%	0.00%	0.035%
International and Alternative Subaccounts:
Vanguard Developed Markets Index Fund, ETF Shares	0.04%	0.00%	0.01%	0.00%	0.05%
(1) Each Fund’s expenses were provided in the most recent prospectus for that Fund. We have not independently verified the information. Current or future expenses may be more or less than those shown. More details concerning each Fund’s fees and expenses are contained in the prospectus for that Fund.

As a result, the minimum total operating expenses charged by the underlying funds that you may pay periodically during the time you own your contract has been reduced from 0.04% to 0.035%, and the corresponding disclosure in the same section of Part 1 of the Prospectus has been revised accordingly.

For more information about the Fund, including the risks of investing, refer to the Fund’s prospectus. For a prospectus, contact our offices in writing at Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720 or call us at 1-800-325-8583.

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